UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2018 (October 29, 2018)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Background

On May 31, 2018, HEP Oklahoma LLC (“HEP Oklahoma”), a wholly-owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), acquired a water port terminal and related facilities located in Rogers County, Oklahoma, near the Port of Catoosa, Oklahoma and related assets (the “Catoosa Lubes Terminal”) from NGL Crude Terminals, LLC.

In addition, HEP Fin-Tex/Trust-River, L.P. (“HEP Fin-Tex”), a wholly-owned subsidiary of the Partnership, has agreed to construct a truck terminal (“Orla Truck Terminal”) in Orla, Texas, consisting primarily of a truck rack with three loading bays and a tank with shell capacity of approximately 50,000 barrels, which will be connected to the 12” refined products pipeline extending from the Artesia, New Mexico refinery owned by HollyFrontier Navajo Refining LLC, a subsidiary of HollyFrontier Corporation (“HFC”) to the Orla Truck Terminal. HFC controls the general partner of the Partnership.

Fourth Amended and Restated Master Throughput Agreement

On October 29, 2018, Holly Energy Partners – Operating, L.P. (“HEP Operating”), a wholly-owned subsidiary of the Partnership, and HollyFrontier Refining & Marketing LLC (“HFRM”), a wholly-owned subsidiary of HFC entered into the Fourth Amended and Restated Master Throughput Agreement, to be effective June 1, 2018 (the “Fourth Amended and Restated Master Throughput Agreement”). The Fourth Amended and Restated Master Throughput Agreement amends and restates in its entirety the Third Amended and Restated Master Throughput Agreement dated effective January 1, 2017.

Catoosa Lubes Terminal

Pursuant to the Fourth Amended and Restated Master Throughput Agreement, HFRM agreed to a minimum throughput commitment of 444,500 gallons per month at the Catoosa Lubes Terminal and will pay HEP Operating a tariff of $0.24 per gallon of product received at the Catoosa Lubes Terminal tankage. The tariff is subject to an adjustment equal to changes in the Producers Price Index-Commodities-Finished Goods (“PPI-FG”), produced by the U.S. Department of Labor, Bureaus of Labor Statistics; provided, that the PPI-FG adjustment may not be less than 1% in any given year and the PPI-FG adjustment may not exceed 3% in any given year. The arrangement has a term of 10 years. HFC will guarantee the obligations of HFRM under the arrangement, and the Partnership will guarantee the obligations of HEP Operating.

Orla Truck Terminal

In addition, pursuant to the Fourth Amended and Restated Master Throughput Agreement, HFRM agreed to a minimum throughput commitment of 420,000 gallons per month at the Orla Truck Rack and will pay HEP Operating a tariff of $0.0135 per gallon of refined product received at the Orla Truck Rack up to 420,000 gallons per month and $0.0068 per gallon thereafter. The tariff is subject to an adjustment equal to changes in the PPI-FG; provided, that the PPI-FG adjustment may not be less than 1% in any given year and the PPI-FG adjustment may not exceed 3% in any given year. The arrangement has a term of 10 years. HFC will guarantee the obligations of HFRM under the arrangement, and the Partnership will guarantee the obligations of HEP Operating.

The description of the Fourth Amended and Restated Master Throughput Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Nineteenth Amended and Restated Omnibus Agreement

On October 29, 2018, HFC, the Partnership and certain of their respective subsidiaries entered into a Nineteenth Amended and Restated Omnibus Agreement to be effective as of June 1, 2018 (the “Nineteenth Amended and Restated Omnibus Agreement”). The Nineteenth Amended and Restated Omnibus Agreement amends and restates in its entirety the Eighteenth Amended and Restated Omnibus Agreement effective as of January 19, 2018, to, among other things, add HEP Oklahoma and HEP Fin-Tex as parties to the Nineteenth Amended and Restated Omnibus Agreement and subject the Tulsa Rail Yard Facility (as defined below), Catoosa Lubes Terminal and Orla Truck Terminal to HFC’s right of first refusal to purchase the Partnership’s assets that serve HFC’s refineries, subject to the limitations provided therein.

The description of the Nineteenth Amended and Restated Omnibus Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Construction Payment Agreement

On October 29, 2018, HEP Tulsa LLC (“HEP Tulsa”), a wholly owned subsidiary of the Partnership, and HFRM entered into a Construction Payment Agreement (the “Construction Agreement”), to be effective as of December 13, 2017.

Pursuant to the Construction Agreement, HEP Tulsa constructed a railroad track siding consisting of approximately (i) 5,020 track feet of runaround track, (ii) 7,300 of inbound and outbound track, (iii) 1,300 track feet of maintenance and engine storage track, (iv) 9,880 track feet of rail car storage, (v) one mainline switch, and (vi) 15 industry switches (collectively, the “Track”) on land situated adjacent to the Tulsa, Oklahoma railway station (the Track and such land, collectively, the “Tulsa Railyard Facility”). HEP Tulsa agreed to lease the Track to HFRM, and HFRM agreed to reimburse HEP Tulsa for costs incurred by HEP Tulsa in constructing the Track.

The description of the Construction Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.3 to this report, which is incorporated by reference into this report in its entirety.

Fifth Amended and Restated Master Lease and Access Agreement

On October 29, 2018, certain subsidiaries of the Partnership and HFC entered into the Fifth Amended and Restated Master Lease and Access Agreement (the “Fifth Amended and Restated Master Lease and Access Agreement”). The Fifth Amended and Restated Master Lease and Access Agreement amends and restates in its entirety the Fourth Amended and Restated Master Lease and Access Agreement, dated effective as of January 1, 2017, to, among other things, update the tanks comprising the Applicable Assets (as defined therein) at the El Dorado Refinery Complex, the Cheyenne Refinery Complex, and the Tulsa Refinery Complex (as such terms are defined therein).

The description of the Fifth Amended and Restated Master Lease and Access Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.4 to this report, which is incorporated by reference into this report in its entirety.

Termination Agreement

On October 29, 2018, HFRM, HEP Refining, L.L.C. (“HEP Refining”), and HEP Operating entered into a Termination Agreement, to be effective as of June 4, 2018 (the “Termination Agreement”), for the purpose of terminating that certain Second Amended and Restated Throughput Agreement dated as of September 19, 2013 (the “Tucson Throughput Agreement”). The Tucson Throughput Agreement provided for a minimum throughput commitment by HFRM at HEP Refining’s Tucson, Arizona facility (the “Tucson Terminal”). The Tucson Throughput Agreement was terminated as a result of HEP Refining’s sale of the Tucson Terminal to a third party.

The description of the Termination Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.

First Amendment to Second Amended and Restated Refined Products Pipelines and Terminals Agreement

On October 29, 2018, contemporaneously with HFRM, HEP Refining, and HEP Operating entering into the Termination Agreement and thereby terminating the Tucson Throughput Agreement, HFRM and HEP Operating entered into the First Amendment to Second Amended and Restated Refined Product Pipelines and Terminals Agreement (the “First Amendment to Second Amended and Restated Refined Products Pipelines and Terminals Agreement”), to be effective as of June 4, 2018, for the purpose of amending the Second Amended and Restated Refined Products Pipelines and Terminals Agreement dated effective as of February 22, 2016, to, among other things, remove references to the Tucson Terminal and other changes related to the sale of the Tucson Terminal and the termination of the Tucson Throughput Agreement.

The description of the First Amendment to Second Amended and Restated Refined Products Pipelines and Terminals Agreement herein is qualified by reference to the copy thereof filed as Exhibit 10.6 to this report, which is incorporated by reference into this report in its entirety.

Second Amendment to Amended and Restated Master Tolling Agreement (Operating Assets)

On October 29, 2018, HollyFrontier El Dorado Refining LLC (“HFEDR”), a wholly-owned subsidiary of HFC, HollyFrontier Woods Cross Refining LLC (“HFWCR”), a wholly-owned subsidiary of HFC, and HEP Operating entered into the Second Amendment to Amended and Restated Master Tolling Agreement (“Second Amendment to the Master Tolling Agreement”), to adjust the tolling fee for the Woods Cross Assets (as defined therein) set forth in Exhibit C-1 to the Amended and Restated Master Tolling Agreement (Operating Assets) dated as of October 3, 2016, by and between HFEDR, HFWCR, HEP Operating, HFC, and the Partnership (as amended to date, the “Master Tolling Agreement”), for the OPEX and CAPEX adjustments (as defined in the Master Tolling Agreement).

The description of the Second Amendment to the Master Tolling Agreement herein is qualified by reference to thereof, filed as Exhibit 10.7 to this report, which is incorporated by reference into this report in its entirety.

Item 1.02	Termination of a Material Definitive Agreement

The information contained in Item 1.01 above under the heading “Termination Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Master Throughput Agreement entered into on October 29, 2018, to be effective as of June 1, 2018, by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners — Operating, L.P.

10.2	Nineteenth Amended and Restated Omnibus Agreement entered into on October 29, 2018, to be effective as of June 1, 2018, by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries.

10.3	Construction Payment Agreement entered into October 29, 2018, to be effective as of December 13, 2017, by and among HEP Tulsa LLC and HollyFrontier Refining & Marketing LLC.

10.4	Fifth Amended and Restated Master Lease and Access Agreement entered into and effective as of October 29, 2018 by and among certain subsidiaries of Holly Energy Partners, L.P. and HollyFrontier Corporation.

10.5	Termination Agreement entered into October 29, 2018, to be effective as of June 4, 2018, by and between HollyFrontier Refining & Marketing LLC, HEP Refining, L.L.C., and Holly Energy Partners – Operating, L.P.

10.6	First Amendment to Second Amended and Restated Refined Products Pipelines and Terminals Agreement entered into October 29, 2018, to be effective as of June 4, 2018, by and between HollyFrontier Refining & Marketing LLC, and Holly Energy Partners — Operating, L.P.

10.7	Second Amendment to Amended and Restated Master Tolling Agreement (Operating Assets) entered into on October 29, 2018 by and between HollyFrontier El Dorado Refining LLC, HollyFrontier Woods Cross Refining LLC and Holly Energy Partners — Operating L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P., its General Partner

	By:	Holly Logistic Services, L.L.C., its General Partner

		By:	/s/ Richard L. Voliva III
Name: Richard L. Voliva III Title: Executive Vice President and Chief Financial Officer

Date:    November 1, 2018